Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
June 30, 2024
FBF-Y60-NPRT1-0824
1.9892483.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/26/24 (b) (Cost $914,508)	920,000	914,524

Domestic Equity Funds - 52.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	4,287,755	84,683,167
Fidelity Series Commodity Strategy Fund (c)	58,088	5,650,203
Fidelity Series Large Cap Growth Index Fund (c)	2,359,326	54,453,235
Fidelity Series Large Cap Stock Fund (c)	2,411,632	55,322,828
Fidelity Series Large Cap Value Index Fund (c)	6,295,234	98,646,312
Fidelity Series Small Cap Core Fund (c)	223,657	2,576,526
Fidelity Series Small Cap Opportunities Fund (c)	1,184,485	17,696,210
Fidelity Series Value Discovery Fund (c)	2,379,688	36,409,231
TOTAL DOMESTIC EQUITY FUNDS (Cost $287,430,698)		355,437,712

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,223,615	18,464,354
Fidelity Series Emerging Markets Fund (c)	1,967,693	18,122,451
Fidelity Series Emerging Markets Opportunities Fund (c)	3,884,172	73,061,278
Fidelity Series International Growth Fund (c)	2,589,376	47,437,367
Fidelity Series International Index Fund (c)	1,433,931	17,795,079
Fidelity Series International Small Cap Fund (c)	564,221	9,619,972
Fidelity Series International Value Fund (c)	3,783,557	47,824,159
Fidelity Series Overseas Fund (c)	3,379,073	47,543,558
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $251,800,345)		279,868,218

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	33,395	323,266
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	42,694	325,752
Fidelity Series Emerging Markets Debt Fund (c)	437,501	3,416,886
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	117,348	1,038,532
Fidelity Series Floating Rate High Income Fund (c)	72,250	648,803
Fidelity Series High Income Fund (c)	413,747	3,483,747
Fidelity Series Long-Term Treasury Bond Index Fund (c)	5,222,180	28,669,768
Fidelity Series Real Estate Income Fund (c)	67,118	650,372
TOTAL BOND FUNDS (Cost $43,311,727)		38,557,126

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $937,883)	937,696	937,883

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $584,395,161)	675,715,463
NET OTHER ASSETS (LIABILITIES) - 0.0%	(246,062)
NET ASSETS - 100.0%	675,469,401

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	5	Sep 2024	585,800	385	385
ICE MSCI Emerging Markets Index Contracts (United States)	37	Sep 2024	2,013,170	3,782	3,782

TOTAL EQUITY INDEX CONTRACTS					4,167

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	226	Sep 2024	24,856,469	151,560	151,560
CBOT 5-Year U.S. Treasury Note Contracts (United States)	126	Sep 2024	13,428,844	61,348	61,348
CBOT Long Term U.S. Treasury Bond Contracts (United States)	25	Sep 2024	2,957,813	27,570	27,570

TOTAL TREASURY CONTRACTS					240,478

TOTAL PURCHASED					244,645

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	23	Sep 2024	6,349,725	(11,736)	(11,736)

TOTAL FUTURES CONTRACTS					232,909
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $914,524.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	536,847	3,626,702	3,225,659	8,157	(7)	-	937,883	0.0%
Total	536,847	3,626,702	3,225,659	8,157	(7)	-	937,883

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	287,985	33,785	2,722	153	2	4,216	323,266
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	293,159	33,749	2,722	118	15	1,551	325,752
Fidelity Series Blue Chip Growth Fund	72,538,769	8,259,998	3,273,528	-	52,091	7,105,837	84,683,167
Fidelity Series Canada Fund	16,804,832	2,248,229	326,003	-	(5,033)	(257,671)	18,464,354
Fidelity Series Commodity Strategy Fund	3,984,904	1,636,582	72,418	-	4,457	96,678	5,650,203
Fidelity Series Emerging Markets Debt Fund	3,046,906	418,404	29,940	48,469	630	(19,114)	3,416,886
Fidelity Series Emerging Markets Debt Local Currency Fund	967,668	94,166	7,621	-	(12)	(15,669)	1,038,532
Fidelity Series Emerging Markets Fund	15,778,053	1,767,159	275,537	-	11,190	841,586	18,122,451
Fidelity Series Emerging Markets Opportunities Fund	63,677,833	7,710,682	1,914,669	-	(201,026)	3,788,458	73,061,278
Fidelity Series Floating Rate High Income Fund	577,824	81,226	5,444	13,965	(3)	(4,800)	648,803
Fidelity Series Government Money Market Fund 5.42%	1,507	-	1,507	-	-	-	-
Fidelity Series High Income Fund	3,111,699	414,896	29,396	51,689	228	(13,680)	3,483,747
Fidelity Series International Growth Fund	42,351,946	6,142,851	387,882	-	(24,217)	(645,331)	47,437,367
Fidelity Series International Index Fund	15,960,567	2,027,317	146,351	-	137	(46,591)	17,795,079
Fidelity Series International Small Cap Fund	8,940,768	1,007,197	81,656	-	3,347	(249,684)	9,619,972
Fidelity Series International Value Fund	42,671,318	5,645,683	679,390	-	(5,430)	191,978	47,824,159
Fidelity Series Large Cap Growth Index Fund	45,927,889	5,350,946	880,331	89,072	(1,904)	4,056,635	54,453,235
Fidelity Series Large Cap Stock Fund	48,750,044	5,409,752	1,269,122	-	(14,297)	2,446,451	55,322,828
Fidelity Series Large Cap Value Index Fund	87,163,080	14,125,132	786,316	-	(3,473)	(1,852,111)	98,646,312
Fidelity Series Long-Term Treasury Bond Index Fund	28,839,256	3,815,098	3,299,489	242,555	(911,109)	226,012	28,669,768
Fidelity Series Overseas Fund	42,450,666	5,436,883	395,883	-	20,993	30,899	47,543,558
Fidelity Series Real Estate Income Fund	578,026	77,108	5,444	9,846	127	555	650,372
Fidelity Series Short-Term Credit Fund	119,133	-	118,529	137	2,597	(3,201)	-
Fidelity Series Small Cap Core Fund	866,165	2,105,688	374,300	10,658	(14,264)	(6,763)	2,576,526
Fidelity Series Small Cap Opportunities Fund	21,511,685	1,592,648	4,940,664	-	134,040	(601,499)	17,696,210
Fidelity Series Treasury Bill Index Fund	6,740	-	6,740	11	-	-	-
Fidelity Series Value Discovery Fund	32,064,911	5,746,702	290,758	-	11,686	(1,123,310)	36,409,231
	599,273,333	81,181,881	19,604,362	466,673	(939,228)	13,951,432	673,863,056

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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